Electric plant, construction and related agreements:	12 Months Ended
Dec. 31, 2018
Electric plant, construction and related agreements:
Electric plant, construction and related agreements:

8. Electric plant, construction and related agreements:

a. Electric plant

We, along with Georgia Power, have entered into agreements providing for the purchase and subsequent joint operation of certain electric generating plants. Each co‑owner is responsible for providing their own financing. The plant investments disclosed in the table below represent our undivided interest in each plant. A summary of our plant investments and related accumulated depreciation as of December 31, 2018 and 2017 is as follows:

	2018		2017
	(dollars in thousands)
		Accumulated		Accumulated
Plant	Investment	Depreciation	Investment	Depreciation
In-service(1)
Owned property
Vogtle Units No. 1 & No. 2
(Nuclear – 30% ownership)	$2,975,727	$(1,775,569)	$2,916,852	$(1,751,558)
Vogtle Units No. 3 & No. 4
(Nuclear – 30% ownership)	55,861	(3,479)	36,745	(2,514)
Hatch Units No. 1 & No. 2
(Nuclear – 30% ownership)	910,259	(441,240)	824,890	(420,000)
Wansley Units No. 1 & No. 2
(Fossil – 30% ownership)	655,618	(311,606)	587,436	(236,155)
Scherer Unit No. 1
(Fossil – 60% ownership)	1,222,538	(442,840)	1,102,085	(399,774)
Doyle (Combustion Turbine – 100% ownership)	137,133	(109,509)	136,351	(106,370)
Rocky Mountain Units No. 1, No. 2 & No. 3
(Hydro – 75% ownership)	618,621	(258,359)	609,048	(246,758)
Hartwell (Combustion Turbine – 100% ownership)	226,156	(105,540)	225,808	(104,269)
Hawk Road (Combustion Turbine – 100% ownership)	254,925	(75,308)	251,671	(73,998)
Talbot (Combustion Turbine – 100% ownership)	293,638	(136,007)	292,250	(128,344)
Chattahoochee (Combined cycle – 100% ownership)	315,463	(141,279)	313,587	(133,378)
Smith (Combined cycle – 100% ownership)	648,464	(179,486)	642,732	(170,366)
Wansley (Combustion Turbine – 30% ownership)	3,887	(3,626)	3,887	(3,552)
Transmission plant	95,861	(56,973)	92,929	(55,502)
Other	93,503	(56,193)	92,179	(54,927)

Property under capital lease:
Scherer Unit No. 2 (Fossil – 60% leasehold)	776,316	(447,391)	757,957	(414,867)

Total in-service	$9,283,970	$(4,544,405)	$8,886,407	$(4,302,332)

Construction work in progress
Vogtle Units No. 3 & No. 4(2)	$3,600,631		$2,721,949
Environmental and other generation improvements	263,146		212,476
Other	2,265		1,443

Total construction work in progress	$3,866,042		$2,935,868

(1)	Amounts include plant acquisition adjustments at December 31, 2018 and 2017 of $197,000,000.
(2)	The 2017 amount is net of a $1,104,000,000 credit recorded as a result of payments received from Toshiba under the Guarantee Settlement Agreement as described in Note 8b.

Our proportionate share of direct expenses of joint operation of the above plants is included in the corresponding operating expense captions (e.g., fuel, production) on the accompanying Statement of Revenues and Expenses.

b. Construction

Vogtle Units No. 3 and No. 4

We, Georgia Power Company, the Municipal Electric Authority of Georgia (MEAG), and the City of Dalton, Georgia, acting by and through its Board of Water, Light and Sinking Fund Commissioners, doing business as Dalton Utilities (collectively, the Co-owners) are parties to an Ownership Participation Agreement that, along with other agreements, governs our participation in two additional nuclear units at Plant Vogtle, Units No. 3 and No. 4. The Co-owners appointed Georgia Power to act as agent under this agreement. Our ownership interest and proportionate share of the cost to construct these units is 30%. Pursuant to this agreement, Georgia Power has designated Southern Nuclear Operating Company, Inc. as its agent for licensing, engineering, procurement, contract management, construction and pre-operation services.

In 2008, Georgia Power, acting for itself and as agent for the Co-owners, entered into an Engineering, Procurement and Construction Agreement (the EPC Agreement) with Westinghouse Electric Company LLC and Stone & Webster, Inc., which was subsequently acquired by Westinghouse and changed its name to WECTEC Global Project Services Inc. (collectively, Westinghouse).  Pursuant to the EPC Agreement, Westinghouse agreed to design, engineer, procure, construct and test two 1,100 megawatt nuclear units using the Westinghouse AP1000 technology and related facilities at Plant Vogtle.

Until March 2017, construction on Units No. 3 and No. 4 continued under the substantially fixed price EPC Agreement. In March 2017, Westinghouse filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code. Effective in July 2017, Georgia Power, acting for itself and as agent for the other Co-owners, and Westinghouse entered into a services agreement (the Services Agreement), pursuant to which Westinghouse is providing facility design and engineering services, procurement and technical support and staff augmentation on a time and materials cost basis. The Services Agreement provides that it will continue until the start-up and testing of Vogtle Units No. 3 and No. 4 is complete and electricity is generated and sold from both units. The Services Agreement is terminable by the Co-owners upon 30 days’ written notice.

In October 2017, Georgia Power, acting for itself and as agent for the other Co-owners, entered into a construction completion agreement with Bechtel Power Corporation, pursuant to which Bechtel serves as the primary contractor for the remaining construction activities for Vogtle Units No. 3 and No. 4 (the Bechtel Agreement). The Bechtel Agreement is a cost reimbursable plus fee arrangement, whereby Bechtel is reimbursed for actual costs plus a base fee and an at-risk fee, which is subject to adjustment based on Bechtel’s performance against cost and schedule targets. Each Co-owner is severally, and not jointly, liable for its proportionate share, based on its ownership interest, of all amounts owed to Bechtel under the Bechtel Agreement. The Co-owners may terminate the Bechtel Agreement at any time for their convenience, provided that the Co-owners will be required to pay amounts related to work performed prior to the termination (including the applicable portion of the base fee), certain termination-related costs and, at certain stages of the work, the applicable portion of the at-risk fee. Bechtel may terminate the Bechtel Agreement under certain circumstances, including certain Co-owner suspensions of work, certain breaches of the Bechtel Agreement by the Co-owners, Co-owner insolvency and certain other events.

In November 2017, the Co-owners entered into an amendment to their joint ownership agreements for Vogtle Units No. 3 and No. 4 to provide for, among other conditions, additional Co-owner approval requirements. These joint ownership agreements, including the Co-owner approval requirements, were subsequently amended, effective August 31, 2018. As described below, certain provisions of the Joint Ownership Agreements were modified further on September 26, 2018 by the Term Sheet that was memorialized on February 18, 2019 when the Co-owners entered into certain amendments (the Global Amendments) to the Joint Ownership Agreements (as amended, the Joint Ownership Agreements).

On December 21, 2017, the Georgia Public Service Commission took a series of actions related to the construction of Vogtle Units No. 3 and No. 4 and issued its related order on January 11, 2018. Among other actions, the Public Service Commission (i) accepted Georgia Power’s recommendation to continue construction of Vogtle Units No. 3 and No. 4, with Southern Nuclear serving as construction manager and Bechtel as primary contractor and (ii) approved the revised schedule placing Unit No. 3 in service in November 2021 and Unit No. 4 in service in November 2022. In its January 11, 2018 order, the Public Service Commission stated if certain conditions change and assumptions upon which Georgia Power’s seventeenth Vogtle construction monitoring (VCM) report are based do not materialize, the Public Service Commission reserved the right to reconsider the decision to continue construction. Third parties have filed two petitions with the Fulton County Superior Court appealing the Georgia Public Service Commission’s January 11, 2018 order. On December 21, 2018, the Superior Court granted Georgia Power’s motion to dismiss the two appeals.  On January 9, 2019, those parties appealed that decision to the Georgia Court of Appeals. Georgia Power has stated that it believes the appeal has no merit; however, an adverse outcome in the appeal combined with subsequent adverse action by the Public Service Commission could have a material impact on our financial condition and results of operations.

In 2018, Georgia Power advised us that it became aware that the estimated future Vogtle project costs were projected to exceed the corresponding budgeted amounts included in its seventeenth VCM report. Upon discovery of these variances, the Co-owners requested Southern Nuclear perform a full cost analysis and reforecast the cost to complete the project and engaged a third party to independently assess this analysis, forecast, and existing project controls for identifying budget variances. Following this analysis, Georgia Power proposed an increased construction budget and included a revised estimate to complete in its nineteenth VCM report filed with the Georgia Public Service Commission in August 2018. This revised estimate included an approximate $1.5 billion increase in capital costs (our 30% share is approximately $450 million) and a project-level contingency in an amount of $800 million (our 30% share is $240 million). The increase in the revised budget is primarily attributable to Bechtel and subcontractor construction costs, including craft labor incentives, as well as expenses for project management, oversight and support. The scheduled in-service dates of November 2021 and November 2022 for Vogtle Units No. 3 and No. 4, respectively, did not change in connection with these budget revisions.

Further, Georgia Power informed the Public Service Commission in its nineteenth VCM report that it did not intend to seek rate recovery for its proportionate share of the additional capital costs identified in that report. As a result of Georgia Power’s decision not to seek rate recovery of its allocation of these costs and the increased construction budget, the holders of at least 90% of the ownership interests in Vogtle Units No. 3 and No. 4 were required to vote to continue construction.

In September 2018, the Co-owners voted to continue construction of Vogtle Units No. 3 and No. 4. In connection with our vote to continue construction with Vogtle Units No. 3 and No. 4, we approved a revised budget of $7.5 billion for our 30% ownership interest. The impact of the additional project costs on our budget was substantially mitigated by nearly $500 million of contingency included in our prior budget. As with our prior budgets and consistent with our conservative budget practices, our revised budget includes a separate Oglethorpe-level contingency amount in addition to capital costs, allowance for funds used during construction, and our allocation of the project-level contingency. We and some of our members have implemented various rate management programs to lessen the impact on rates when Vogtle Units No. 3 and No. 4 reach commercial operation. As of December 31, 2018, our total investment in the additional Vogtle units was approximately $3.9 billion.

As construction continues, risks remain that construction-related challenges, including management of contractors, subcontractors, and vendors; labor productivity, availability, and/or cost escalation; procurement, fabrication, delivery, assembly and/or installation and testing, including any required engineering changes, of plant systems, structures and components; or other issues could further impact the projected schedule and cost.  Monthly construction production targets required to maintain the current project schedule will continue to increase significantly throughout 2019. To meet these increasing monthly targets, existing craft construction productivity must improve and additional craft laborers must be retained and deployed. Aspects of the Westinghouse AP1000 design are based on new technologies that only recently began commercial operation in the global nuclear industry at this scale.

Georgia Power and Southern Nuclear are in the process of validating recent construction progress in comparison to the projected schedule and verifying and updating quantities of commodities remaining to install, labor productivity, and forecasted staffing needs. This verification process, led by Southern Nuclear, is expected to be completed during the second quarter of 2019. Although the verification is not complete, we currently do not anticipate any material changes to our project budget of $7.5 billion or the Public Service Commission approved in-service dates of November 2021 and November 2022 as a result of this verification process. However, the current schedule being utilized to manage construction at the Vogtle site, which targets in-service dates in advance of November 2021 and November 2022, may be adjusted to reflect updated information provided by the verification process. The ultimate impact on cost and schedule, if any, will not be known until the verification process is completed. Georgia Power has stated that it is required to report the results and any project impacts to the Public Service Commission by May 15, 2019.

There have been technical and procedural challenges to the construction and licensing of Vogtle Units No. 3 and No. 4 at the federal and state level and additional challenges may arise. Processes are in place that are designed to assure compliance with the requirements specified in the Westinghouse Design Control Document and the combined construction and operating licenses, including inspections by Southern Nuclear and the Nuclear Regulatory Commission that occur throughout construction. As a result of such compliance processes, certain license amendment requests have been filed and approved or are pending before the Nuclear Regulatory Commission. Various design and other licensing-based compliance matters, including the timely resolution of inspections, tests, analyses, and acceptance criteria and the related approvals by the Nuclear Regulatory Commission, may arise, which may result in additional license amendments or require other resolution. If any license amendment requests or other licensing-based compliance issues are not resolved in a timely manner, there may be further delays in the project schedule that could result in increased costs to the Co-owners.

In connection with the September 2018 vote to continue construction, Georgia Power entered into a binding term sheet with the other Co-owners and MEAG’s wholly-owned subsidiaries MEAG Power SPVJ, LLC, MEAG Power SPVM, LLC, and MEAG Power SPVP, LLC that mitigated certain financial exposure for the other Co-owners and offered to purchase production tax credits from each of the other Co-Owners, at that Co-owner’s option (the Term Sheet). On February 18, 2019, the Co-owners entered into the Global Amendments to memorialize the provisions of the Term Sheet. Pursuant to the Global Amendments and consistent with the Term Sheet, the Joint Ownership Agreements provide that:

•

each Co-owner is obligated to pay its proportionate share of construction costs for Vogtle Units No. 3 and No. 4 based on its ownership interest up to (i) the estimated cost at completion (“EAC”) for Vogtle Units No. 3 and No. 4 which formed the basis of Georgia Power’s forecast of $8.4 billion in Georgia Power’s nineteenth VCM report filed with the Georgia Public Service Commission plus (ii) $800 million of additional construction costs;

•

Georgia Power will be responsible for 55.7% of construction costs, subject to exceptions, that exceed the EAC in the nineteenth VCM report by $800 million to $1.6 billion (resulting in up to $80 million of potential additional costs to Georgia Power which would save Oglethorpe up to $44 million), with the remaining Co-owners responsible for 44.3% of such costs pro rata in accordance with their respective ownership interests (equal to 24.5% for our 30% ownership interest); and

•

Georgia Power will be responsible for 65.7% of construction costs, subject to exceptions, that exceed the EAC in the nineteenth VCM report by $1.6 billion to $2.1 billion (resulting in up to a further $100 million of potential additional costs to Georgia Power which would save Oglethorpe up to an additional $55 million), with the remaining Co-owners responsible for 34.3% of such costs pro rata in accordance with their respective ownership interests (equal to 19.0% for our 30% ownership interest).

If the EAC is revised and exceeds the EAC in the nineteenth VCM report by more than $2.1 billion, each of the Co-owners, other than Georgia Power, will have a one-time option at the time the project budget forecast is so revised to tender a portion of its ownership interest to Georgia Power in exchange for Georgia Power’s agreement to pay 100% of such Co-owner’s remaining share of construction costs in excess of the EAC in the nineteenth VCM report plus $2.1 billion. In this event, Georgia Power would have the option of cancelling the project in lieu of purchasing a portion of the ownership interest of any other Co-owner. If Georgia Power accepts the offer to purchase a portion of another Co-owner’s ownership interest in Vogtle Units No. 3 and No. 4, the ownership interest to be conveyed from the tendering Co-owner to Georgia Power will be calculated based on the proportion of the cumulative amount of construction costs paid by each such tendering Co-owner and by Georgia Power as of the commercial operation date of Vogtle Unit No. 4. For purposes of this calculation, payments made by Georgia Power on behalf of another Co-owner in accordance with the second and third bullets above will be treated as payments made by the applicable Co-owner. This option to tender a portion of our interest to Georgia Power upon such a budget increase would allow us to freeze our construction budget associated with the Vogtle project in exchange for a portion of our 30% ownership interest.

In the event the actual costs of construction at completion of a unit are less than the EAC reflected in the nineteenth VCM report and (i) Vogtle Unit No. 3 is placed in service by the currently scheduled date of November 2021 or (ii) Vogtle Unit No. 4 is placed in service by the currently scheduled date of November 2022, Georgia Power will be entitled to 60.7% of the cost savings with respect to the relevant unit and the remaining Co-owners will be entitled to 39.3% of such savings on a pro rata basis in accordance with their respective ownership interests.

Pursuant to the Global Amendments, the Co-owners will continue to retain a third party to independently consult, advise and report to the Co-owners on issues pertaining to (i) project management and controls, (ii) organizational controls, (iii) commercial management plans and (iv) interim project reports until released by 67% of the Co-owners.

Pursuant to the Joint Ownership Agreements, as amended by the Global Amendments, the holders of at least 90% of the ownership interests in Vogtle Units No. 3 and No. 4 must vote to continue construction, or can vote to suspend construction, if certain adverse events occur, including: (i) the bankruptcy of Toshiba Corporation; (ii) termination or rejection in bankruptcy of certain agreements, including the Services Agreement, the Bechtel Agreement or the agency agreement with Southern Nuclear; (iii) Georgia Power publicly announces its intention not to submit for rate recovery any portion of its investment in Vogtle Units No. 3 and No. 4 (or associated financing costs) or the Georgia Public Service Commission determines that any of Georgia Power’s costs relating to the construction of Vogtle Units No. 3 and No. 4 will not be recovered in retail rates, excluding any additional amounts paid by Georgia Power on behalf of the other Co-owners pursuant to the Global Amendment provisions described above and the first 6% of costs during any six-month VCM reporting period that are disallowed by the Public Service Commission for recovery, or for which Georgia Power elects not to seek cost recovery, through retail rates or (iv) an incremental extension of one year or more over the most recently approved schedule. In addition, pursuant to the Joint Ownership Agreements, the required approval of holders of ownership interests in Vogtle Units No. 3 and No. 4 is at least (i) 90% for a change of the primary construction contractor and (ii) 67% for material amendments to the Services Agreement or agreements with Southern Nuclear or the primary construction contractor, including the Bechtel Agreement.

The Global Amendments provide that Georgia Power may cancel the project at any time at its sole discretion. In the event that Georgia Power determines to cancel the project or fewer than 90% of the Co-owners vote to continue construction upon the occurrence of a subsequent project adverse event, we and the other Co-owners would assess our options for the Vogtle project. If the investment were to be written off, we would seek regulatory accounting treatment to amortize the investment over a long-term period, which requires the approval of our board of directors, and we would submit the regulatory accounting treatment details to the Rural Utilities Service for its approval.  Further, if Georgia Power or the Co-owners decided to cancel the project, the Department of Energy would have the discretion to require that we repay all amounts outstanding under our loan guarantee agreement with the Department of Energy over a five-year period as discussed in Note 7.

We have an aggregate amount of $4,676,749,167 in federal loans from the Federal Financing Bank guaranteed by the Department of Energy, pursuant to which we have borrowed $1,794,723,000 as of December 31, 2018. On March 15, 2019, we received an advance of an additional $585,000,000 of funding guaranteed by the Department of Energy. For additional information regarding these loans and the related loan guarantee, including conditions for future advances, potential repayment over a five-year period, covenants and events of default under the loan guarantee agreement with the Department of Energy, see Note 7.

We have also financed $1,887,000,000 of the capital costs of the Vogtle units through capital market debt issuances. We anticipate financing any project costs not guaranteed by the Department of Energy in the capital markets.

The ultimate outcome of these matters cannot be determined at this time.